UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7893
Legg Mason Partners Variable Portfolios V
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31
Date of reporting period: December 31, 2006
ITEM 1. REPORT TO STOCKHOLDERS.
          The Annual Report to Stockholders is filed herewith.

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio
   ANNUAL REPORT

DECEMBER 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners Variable Small Cap
Growth Opportunities Portfolio

   Annual Report • December 31, 2006
What’s
Inside

Fund Objective

The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal. This objective may be changed without shareholder approved.

Letter from the Chairman	I

Portfolio Overview	1

Fund at a Glance	5

Fund Expenses	6

Fund Performance	8

Historical Performance	9

Schedule of Investments	10

Statement of Assets and Liabilities	15

Statement of Operations	16

Statements of Changes in Net Assets	17

Financial Highlights	18

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	27

Additional Information	28

Additional Shareholder Information	35

Important Tax Information	37

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)[i] increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”
After treading water during the first half of 2006, stocks rallied sharply and generated strong results during the second half of the reporting period. Early in the year, continued Fed rate hikes, record high oil prices and uncertainty about the economy dragged down the stock market. However, oil prices then retreated, the economy began to weaken and the Fed held rates steady. These factors, combined with continued strong corporate profits, propelled the market higher. All told, the S&P 500 Indexiv returned 15.78% during the 12 months ended December 31, 2006.
Looking at the market more closely, from an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Value[v] and Russell 3000 Growthvi Indexes returning 22.34% and 9.46%, respectively. In terms of market capitalizations, small-cap stocks out-
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio      I

performed their large- and mid-cap counterparts during the year, with the Russell 2000vii, Russell 1000viii and Russell MidCapix Indexes returning 18.37%, 15.46%, and 15.26%, respectively. However, excluding the returns in January, when small-cap stocks soared, large-caps outperformed during the year. Over the last 11 months of 2006, the Russell 1000 Index gained 12.31% versus 8.63% for the Russell 2000 Index. With the economy slowing, investors were drawn to more defensive, large-cap companies.[x]
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s fiscal year and to learn how those conditions have affected Portfolio performance.

Special Shareholder Notices

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly CAM North America, LLC, became the Portfolio’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Portfolio remained the same immediately prior to and immediately after the date of these changes but have been replaced effective February 12, 2007. ClearBridge has appointed Jeffrey J. Russell and Aram E. Green as portfolio Managers of the Portfolio. Messrs. Russell and Green are primarily responsible for the day-to- day operations of the Portfolio and have the ultimate authority to make portfolio decisions. They work with a team of sector analysts who are responsible for stock selection in one or more industries. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Shareholder approval of a reorganization pursuant to which the Portfolio’s assets will be acquired, and its liabilities assumed by Legg Mason Partners Variable Small Cap Growth Portfolio (the “Acquiring Portfolio”), in exchange for shares of the Acquiring Portfolio has been obtained. It is expected that the Portfolio will be terminated, and shares of the Acquiring Portfolio distributed to Fund shareholders on or about April 30, 2007.
The Portfolio was formerly known as Smith Barney Small Cap Growth Opportunities Portfolio.
Information About Your Portfolio

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state
II     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer
February 12, 2007
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

vi	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix	The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

[x]	Source: Russell Investment Group, 1/07.
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio      III

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Portfolio Overview
Q. What were the overall market conditions during the Portfolio’s reporting period?
A. After a weak first half of the year, the U.S. stock market rallied sharply and generated strong returns in 2006. The stock market’s early woes were due to a variety of factors. These included the Federal Reserve Board (“Fed”)i continuing to raise short-term interest rates, record high oil prices, the cooling housing market, and concerns about the future direction of the economy and corporate profits. However, many of these issues soon lifted as oil prices fell sharply, the Fed paused from raising interest rates after its June meeting, and corporate profits continued to surprise on the upside. For the year as a whole, the S&P 500 Indexii rose 15.78%, its best performance since 2003. The market’s gains were broad in scope. All 10 sectors in the S&P 500 Index posted positive returns during the year, led by telecommunications services and energy. In contrast, healthcare and information technology (“IT”) lagged the overall market. Looking at the reporting period as a whole, small-cap stocks, as measured by the Russell 2000 Indexiii, returned a strong 18.37%. Within the small-cap universe, value stocks significantly outperformed their growth counterparts, as the Russell 2000 Valueiv and Russell 2000 Growth Indicesv returned 23.48% and 13.35%, respectively.
Performance Update
For the 12 months ended December 31, 2006, the Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 1 returned 12.89%. These shares outperformed the Lipper Variable Small-Cap Growth Funds Category Average 2 , which increased 11.12%. The Portfolio’s unmanaged benchmark, the Russell 2000 Growth Index returned 13.35% for the same period.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including the returns of capital, if any, calculated among the 106 funds in the Portfolio’s Lipper category.
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report      1

Performance Snapshot as of December 31, 2006 (unaudited)

	6 Months	12 Months
Variable Small Cap Growth Opportunities Portfolio[1]	9.65%	12.89%

Russell 2000 Growth Index	6.86%	13.35%

Lipper Variable Small Cap Growth Funds Category Average	5.60%	11.12%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.
Portfolio returns assume the reinvestment of all distributions, if any, at net asset value and the deduction of all Portfolio expenses.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, calculated among the 109 funds for the six-month period and among the 106 funds for the 12-month period in the Portfolio’s Lipper category.

Q.	What were the most significant factors affecting Portfolio performance?
What were the leading contributors to performance?

A. During the reporting period, the Portfolio’s holdings in the consumer discretionary, IT, and industrials sectors generated the best relative results. In terms of individual stocks, the largest contributor to performance during the year was American Tower Corp. Its primary business is leasing antenna space on communications towers to wireless service providers and radio and television companies. American Tower has benefited from the rapid growth of the cellular industry and the sharp increase in the transmission of wireless data. Other stocks that were large contributors to performance included Sabre Holdings Corp. and Ctrip.com International, Ltd. Sabre Holdings has the leading global travel distribution system in the U.S. It is engaged in travel commerce, marketing travel products and providing distribution and technology solutions for the travel industry. The company is perhaps best known for its travel website travelocity.com. This stock rose sharply due to the global consolidation of the industry and it was purchased during the year by a private equity firm. Ctrip.com International is an internet company that is a leading provider of independent travel in China. Domestic travel in China has risen sharply in conjunction with rising consumer income among the Chinese people.
   What were the leading detractors from performance?

A. Stock selection in the healthcare, energy, and materials sectors were the largest detractors to performance versus the Russell 2000 Growth Index. CV Therapeutics Inc. was the leading detractor to performance during the period. This biopharmaceutical company’s shares fell sharply due to issues surrounding the clinical trial of its

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report

product Ranexa, which is used in the treatment of angina. The second largest detractor to performance was Openwave Systems Inc. The company provides software and services to mobile and wireline operators, broadband service providers, and handset manufacturers. During the reporting period, the company did not meet its earning guidance due to delays in customer orders for its software systems. The third largest detractor was Jupitermedia Corp., a global provider of digital images, original online information and research for information technology, business and creative professionals. The company’s shares declined due to competitive pressures and increased pricing competition.
Q. Were there any significant changes to the Portfolio during the reporting period?
A. There were no significant changes made to the investment approach used to manage the Portfolio. However, we did adjust the Portfolio’s sector positioning during the period by reducing its weighting in healthcare and increasing its exposure in information technology stocks. This was based on our view that technology stocks offered the most attractive risk-reward characteristics in the market.
   Thank you for your investment in the Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio. As always, we appreciate that you have chosen us to manage your assets.
Sincerely,

ClearBridge Advisors, LLC
February 12, 2007
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report      3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the Portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: American Tower Corp. (3.0%), ECI Telecom Ltd. (2.9%), ADC Telecommunications Inc. (2.7%), Tekelec Inc. (2.6%), RH Don nelley Corp. (2.4%), 3Com Corp. (2.3%), ITC Holdings Corp. (2.3%), MSC Industrial Direct Inc. (2.2%), Sohu Com Inc. (2.2%) and Avid Technology Inc. (2.0%). Please refer to pages 10 through 14 for a list and percentage breakdown of the Portfolio’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Information Technology (33.0%), Consumer Discretionary (12.6%), Health Care (12.2%), Industrials (11.1%) and Financials (7.1%). The Portfolio’s composition is subject to change at any time.
RISKS: Investments in small capitalization companies may involve a higher degree of risk and volatility than investments in larger more established companies. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have potentially large impact on Portfolio performance. Investing in foreign securities is subject to certain risks not associated with domestic investing such as currency fluctuations, and changes in political and economic conditions. Please see the Portfolio’s prospectus for more information on these and other risks.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iv	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[v]	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
4     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report      5

Fund Expenses (unaudited)
Example
As a shareholder of the Fund, you may incur two types of costs (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
   This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.
Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Actual	Beginning	Ending	Annualized	Expenses
	Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio(3)	the Period(4)

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio	9.65%	$1,000.00	$1,096.50	0.90%	$4.76

(1)	For the six months ended December 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
6     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report

Fund Expenses (unaudited) (continued)
Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio(2)	the Period(3)

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio	5.00%	$1,000.00	$1,020.67	0.90%	$4.58

(1)	For the six months ended December 31, 2006.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, then divided by 365.
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report      7

Fund Performance

Average Annual Total Returns (1) (unaudited)

Twelve Months Ended 12/31/06	12.89%

Five Years Ended 12/31/06	7.64

Inception* through 12/31/06	7.03

Cumulative Total Returns (1) (unaudited)

(Inception* through 12/31/06)	95.83%

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of these waivers and/or expense reimbursements, the total returns would have been lower.

*	Inception date is February 10, 1997.
8     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio vs. Russell 2000 Growth Index† (February 1997 - December 2006)
† Hypothetical illustration of $10,000 invested in shares of the Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio on February 10, 1997 (commencement of operations), assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note an investor cannot invest directly in an index.
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an Investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, total return would have been lower.
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report      9

Schedule of Investments (December 31, 2006)
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 96.7%
CONSUMER DISCRETIONARY — 12.6%
Hotels, Restaurants & Leisure — 4.6%
5,014	Ctrip.com International Ltd., ADR	$313,275
27,400	Melco PBL Entertainment (Macau) Ltd., ADR*	582,524
16,400	PF Chang’s China Bistro Inc.*	629,432
14,585	Station Casinos Inc.	1,191,157

	Total Hotels, Restaurants & Leisure	2,716,388

Internet & Catalog Retail — 0.9%
22,500	Gmarket Inc., ADR*	539,100

Leisure Equipment & Products — 1.3%
18,630	Marvel Entertainment Inc.*	501,333
7,400	Pool Corp.	289,858

	Total Leisure Equipment & Products	791,191

Media — 2.4%
22,100	R.H. Donnelley Corp.	1,386,333

Specialty Retail — 3.4%
20,950	Men’s Wearhouse Inc.	801,547
78,900	Pier 1 Imports Inc.	469,455
30,700	Urban Outfitters Inc.*	707,021

	Total Specialty Retail	1,978,023

	TOTAL CONSUMER DISCRETIONARY	7,411,035

CONSUMER STAPLES — 2.4%
Food & Staples Retailing — 0.8%
13,500	United Natural Foods Inc.*	484,920

Personal Products — 1.6%
29,900	Elizabeth Arden Inc.*	569,595
21,200	Nu Skin Enterprises Inc., Class A Shares	386,476

	Total Personal Products	956,071

	TOTAL CONSUMER STAPLES	1,440,991

ENERGY — 5.5%
Energy Equipment & Services — 3.4%
8,650	CARBO Ceramics Inc.	323,250
72,700	Input/ Output Inc.*	990,901
21,100	Key Energy Services Inc.*	330,215
20,500	North American Energy Partners Inc.*	333,740

	Total Energy Equipment & Services	1,978,106

See Notes to Financial Statements.
10     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 2.1%
7,200	Cheniere Energy Inc.*	$207,864
59,000	Gasco Energy Inc.*	144,550
7,600	GMX Resources Inc.*	269,800
15,300	OPTI Canada Inc.*	259,683
13,600	Range Resources Corp.	373,456

	Total Oil, Gas & Consumable Fuels	1,255,353

	TOTAL ENERGY	3,233,459

FINANCIALS — 7.1%
Capital Markets — 0.9%
4,955	Affiliated Managers Group Inc.*	520,919

Commercial Banks — 1.4%
9,150	Cullen/ Frost Bankers Inc.	510,753
8,510	East-West Bancorp Inc.	301,424

	Total Commercial Banks	812,177

Consumer Finance — 1.3%
27,330	Nelnet Inc., Class A Shares*	747,749

Insurance — 0.7%
24,200	Universal American Financial Corp.*	451,088

Real Estate Investment Trusts (REITs) — 2.8%
3,969	Alexandria Real Estate Equities Inc.	398,488
6,400	Global Signal Inc.	337,088
13,450	Gramercy Capital Corp.	415,470
6,985	PS Business Parks Inc.	493,909

	Total Real Estate Investment Trusts (REITs)	1,644,955

	TOTAL FINANCIALS	4,176,888

HEALTH CARE — 12.2%
Biotechnology — 5.1%
11,900	Alexion Pharmaceuticals Inc.*	480,641
32,700	Arena Pharmaceuticals Inc.*	422,157
29,850	ARIAD Pharmaceuticals Inc.*	153,429
48,900	BioMarin Pharmaceutical Inc.*	801,471
2,030	Infinity Pharmaceuticals Inc.*	25,274
33,900	NPS Pharmaceuticals Inc.*	153,567
45,480	Senomyx Inc.*	590,785
10,300	Vertex Pharmaceuticals Inc.*	385,426

	Total Biotechnology	3,012,750

Health Care Equipment & Supplies — 2.0%
13,403	Advanced Medical Optics Inc.*	471,786
16,170	DJ Orthopedics Inc.*	692,399

	Total Health Care Equipment & Supplies	1,164,185

See Notes to Financial Statements.
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report      11

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

Health Care Providers & Services — 3.2%
18,700	Health Net Inc.*	$909,942
17,200	LifePoint Hospitals Inc.*	579,640
8,600	Manor Care Inc.	403,512

	Total Health Care Providers & Services	1,893,094

Life Sciences Tools & Services — 1.0%
36,600	Nektar Therapeutics*	556,686

Pharmaceuticals — 0.9%
19,200	Endo Pharmaceuticals Holdings Inc.*	529,536

	TOTAL HEALTH CARE	7,156,251

INDUSTRIALS — 11.1%
Aerospace & Defense — 0.9%
29,181	Orbital Sciences Corp.*	538,098

Building Products — 0.7%
8,000	NCI Building Systems Inc.*	414,000

Commercial Services & Supplies — 1.6%
26,700	Herman Miller Inc.	970,812

Electrical Equipment — 1.2%
57,800	Solarfun Power Holdings Co., Ltd., ADR*	675,682

Machinery — 4.3%
22,300	AGCO Corp.*	689,962
18,900	IDEX Corp.	896,049
28,900	Mueller Industries Inc.	916,130

	Total Machinery	2,502,141

Trading Companies & Distributors — 2.1%
32,330	MSC Industrial Direct Co. Inc., Class A Shares	1,265,719

Transportation Infrastructure — 0.3%
9,130	Aegean Marine Petroleum Network Inc.*	149,732

	TOTAL INDUSTRIALS	6,516,184

INFORMATION TECHNOLOGY — 33.0%
Communications Equipment — 14.6%
333,260	3Com Corp.*	1,369,698
109,400	ADC Telecommunications Inc.*	1,589,582
51,200	Andrew Corp.*	523,776
17,230	China GrenTech Corp. Ltd. ADR*	317,721
960	China Techfaith Wireless Communication Technology Ltd.*	10,349
195,000	ECI Telecom Ltd.*	1,688,700
262,540	Extreme Networks Inc.*	1,100,043
16,400	NETGEAR Inc.*	430,500
104,500	Tekelec*	1,549,735

	Total Communications Equipment	8,580,104

See Notes to Financial Statements.
12     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

Computers & Peripherals — 3.7%
32,020	Avid Technology Inc.*	$1,193,065
36,632	Electronics for Imaging Inc.*	973,679

	Total Computers & Peripherals	2,166,744

Electronic Equipment & Instruments — 0.7%
5,300	Mettler-Toledo International Inc.*	417,905

Internet Software & Services — 7.4%
3,600	Baidu.com Inc., ADR*	405,792
43,980	Digitas Inc.*	589,772
38,700	SINA Corp.*	1,110,690
25,250	SkillSoft PLC, ADR*	156,802
52,600	Sohu.com Inc.*	1,262,400
114,050	webMethods Inc.*	839,408

	Total Internet Software & Services	4,364,864

IT Services — 1.0%
18,600	Wright Express Corp.*	579,762

Semiconductors & Semiconductor Equipment — 1.3%
73,200	Genesis Microchip Inc.*	742,248
2,100	Trina Solar Ltd., ADR*	39,690

	Total Semiconductors & Semiconductor Equipment	781,938

Software — 4.3%
31,000	Blackboard Inc.*	931,240
40,000	Corel Corp.*	540,000
15,000	Take-Two Interactive Software Inc.*	266,400
85,679	TIBCO Software Inc.*	808,810

	Total Software	2,546,450

	TOTAL INFORMATION TECHNOLOGY	19,437,767

MATERIALS — 4.2%
Chemicals — 2.1%
13,110	Minerals Technologies Inc.	770,737
16,880	Valspar Corp.	466,563

	Total Chemicals	1,237,300

Metals & Mining — 2.1%
9,600	Claymont Steel Holdings Inc.*	176,544
34,060	Compass Minerals International Inc.	1,074,934

	Total Metals & Mining	1,251,478

	TOTAL MATERIALS	2,488,778

See Notes to Financial Statements.
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report      13

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

TELECOMMUNICATION SERVICES — 5.9%
Diversified Telecommunication Services — 1.7%
85,240	Cincinnati Bell Inc.*	$389,547
40,870	Citizens Communications Co.	587,302

	Total Diversified Telecommunication Services	976,849

Wireless Telecommunication Services — 4.2%
47,741	American Tower Corp., Class A Shares*	1,779,784
80,700	Dobson Communications Corp., Class A Shares*	702,897

	Total Wireless Telecommunication Services	2,482,681

	TOTAL TELECOMMUNICATION SERVICES	3,459,530

UTILITIES — 2.7%
Electric Utilities — 2.3%
33,500	ITC Holdings Corp.	1,336,650

Independent Power Producers & Energy Traders — 0.4%
6,600	Ormat Technologies Inc.	243,012

	TOTAL UTILITIES	1,579,662

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $49,005,988)	56,900,545

Face
Amount

SHORT-TERM INVESTMENT — 3.2%
Repurchase Agreement — 3.2%
$1,870,000	Interest in $573,925,000 joint tri-party repurchase agreement dated 12/29/06 with Greenwich Capital Markets Inc., 5.290% due 1/3/07; Proceeds at maturity — $1,871,374; (Fully collateralized by various U.S. government agency obligations, 3.918% to 7.134% due 7/1/15 to 5/1/42; Market value — $1,907,410) (Cost — $1,870,000)	1,870,000

	TOTAL INVESTMENTS — 99.9% (Cost — $50,875,988#)	58,770,545
	Other Assets in Excess of Liabilities — 0.1%	65,401

	TOTAL NET ASSETS — 100.0%	$58,835,946

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $51,174,356.
  Abbreviation used in this schedule:

ADR	— American Depositary Receipt

See Notes to Financial Statements.
14     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report

Statement of Assets and Liabilities (December 31, 2006)

ASSETS:
Investments, at value (Cost – $50,875,988)	$58,770,545
Cash	272
Receivable for securities sold	400,002
Dividends and interest receivable	15,788
Receivable for Fund shares sold	9,156
Receivable from manager	1,531
Prepaid expenses	735

Total Assets	59,198,029

LIABILITIES:
Payable for securities purchased	140,716
Payable for Fund shares repurchased	118,406
Investment management fee payable	17,723
Trustees’ fees payable	4,164
Accrued expenses	81,074

Total Liabilities	362,083

Total Net Assets	$58,835,946

NET ASSETS:
Par value (Note 4)	$51
Paid-in capital in excess of par value	49,854,821
Accumulated net investment loss	(98,402)
Accumulated net realized gain on investments and foreign currency transactions	1,184,919
Net unrealized appreciation on investments	7,894,557

Total Net Assets	$58,835,946

Shares Outstanding	5,148,202

Net Asset Value	$11.43

See Notes to Financial Statements.
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report      15

Statement of Operations (For the year ended December 31, 2006)

INVESTMENT INCOME:
Dividends	$367,736
Interest	95,971
Less: Foreign taxes withheld	(351)

Total Investment Income	463,356

EXPENSES:
Investment management fee (Note 2)	478,312
Shareholder reports	74,533
Legal fees	45,679
Restructuring and reorganization fees (Note 9)	39,468
Audit and tax	26,570
Trustees’ fees (Note 9)	12,013
Custody fees	4,629
Insurance	1,867
Registration fees	403
Transfer agent fees	68
Miscellaneous expenses	6,624

Total Expenses	690,166
Less: Fee waivers and/or expense reimbursements (Note 2 and 9)	(79,682)

Net Expenses	610,484

Net Investment Loss	(147,128)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	5,465,740
Foreign currency transactions	439

Net Realized Gain	5,466,179

Change in Net Unrealized Appreciation/Depreciation	1,774,769

Net Gain on Investments and Foreign Currency Transactions	7,240,948

Increase in Net Assets From Operations	$7,093,820

See Notes to Financial Statements.
16     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2006	2005

OPERATIONS:
Net investment loss	$(147,128)	$(32,712)
Net realized gain	5,466,179	3,651,717
Change in net unrealized appreciation/depreciation	1,774,769	(693,267)

Increase in Net Assets From Operations	7,093,820	2,925,738

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net realized gains	(3,917,301)	(6,098,384)

Decrease in Net Assets From Distributions to Shareholders	(3,917,301)	(6,098,384)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	7,052,782	10,457,254
Reinvestment of distributions	3,917,301	6,098,384
Cost of shares repurchased	(18,834,561)	(9,449,460)

Increase (Decrease) in Net Assets From Fund Share Transactions	(7,864,478)	7,106,178

Increase (Decrease) in Net Assets	(4,687,959)	3,933,532
NET ASSETS:
Beginning of year	63,523,905	59,590,373

End of year*	$58,835,946	$63,523,905

* Includes undistributed net investment income of:	—	$4,071

* Includes accumulated net investment loss of:	$(98,402)	—

See Notes to Financial Statements.
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report      17

Financial Highlights
For a share of beneficial interest outstanding throughout each year ended December 31:

	2006	2005	2004(1)	2003(1)		2002(1)

Net Asset Value, Beginning of Year	$10.84	$11.40	$10.10	$7.10		$9.55

Income (Loss) From Operations:
Net investment income (loss)	(0.02)	0.00 (2)	0.02	(0.03)		(0.03)
Net realized and unrealized gain (loss)	1.42	0.55	1.54	3.03		(2.42)

Total Income (Loss) From Operations	1.40	0.55	1.56	3.00		(2.45)

Less Distributions From:
Net investment income	—	—	(0.01)	—		—
Net realized gains	(0.81)	(1.11)	(0.25)	—		—

Total Distributions	(0.81)	(1.11)	(0.26)	—		—

Net Asset Value, End of Year	$11.43	$10.84	$11.40	$10.10		$7.10

Total Return(3)	12.89%	4.90%	15.38%	42.25	% (4)	(25.65)%

Net Assets, End of Year (000s)	$58,836	$63,524	$59,590	$44,626		$20,016

Ratios to Average Net Assets:
Gross expenses	1.08%†	1.05%	1.10%	1.15%		1.45%
Net expenses(5)(6)	0.96 †	0.90	0.90	0.90		0.90
Net investment income	(0.23)	(0.05)	0.15	(0.30)		(0.34)

Portfolio Turnover Rate	91%	116%	135%	168%		19%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(4)	0.28% of the Fund’s total return resulted from advisory reimbursements as a result of not meeting the investment policy of the Fund.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, will not exceed 0.90%.

(6)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.02% and 0.90%, respectively (Note 9).

See Notes to Financial Statements.
18     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio (formerly known as Smith Barney Small Cap Growth Opportunities Portfolio) (the “Fund”) is a separate diversified series of Legg Mason Partners Variable Portfolios V (formerly known as Variable Annuity Portfolios) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report      19

Notes to Financial Statements (continued)
   (d) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (e) Expenses. Direct expenses are charged to the Funds that incurred them and general expenses of the Trust are allocated to the Funds based on each Funds’ relative net assets.
   (f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
   (g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated	Accumulated
	Net Investment	Net Realized	Paid-in
	Loss	Gain	Capital

(a)	$39,468	$(2,197)	$(37,271)
(b)	5,187	(5,187)	—

(a)	Reclassifications are primarily due to distributions paid in connection with the redemption of Fund shares and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and a tax net operating loss which offsets short-term capital gains.
   Additionally, during the current period, accumulated realized gain and cost of investments each have been reduced by $1,624 as a result of return of capital distributions paid by REITs. These adjustments have no effect on net assets or asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates
Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

20     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report

Notes to Financial Statements (continued)
   Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s subadviser. The portfolio manager responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes but has been replaced effective February 12, 2007. ClearBridge has appointed Jeffrey J. Russell and Aram E. Green as portfolio managers of the Fund. Messrs. Russell and Green are primarily responsible for overseeing the day-to-day operations of the Fund and have the authority to make portfolio decision. They work with a team of sector analysts who are responsible for stock selection in one or more industries. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.
   LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays ClearBridge 70% of the net management fee that it receives from the Fund.
   During the year ended December 31, 2006, the Fund had voluntary expense limitations in place of 0.90%.
   During the year ended December 31, 2006, SBFM and LMPFA waived a portion of its investment management fee in the amount of $76,603. In addition, for the year ended December 31, 2006, the Fund was reimbursed by SBFM and LMPFA for expenses in the amount of $3,079.
   Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.
   During a special meeting in June 2006 the Fund’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement commence service as Trustees of the realigned and consolidated Board (the “Effective Date”). On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Fund) will pay a pro rata share (based upon asset size) of such benefits. As of December 31, 2006, the Fund’s allocable share of benefits under this amendment are $1,787.
   Under the previous Retirement Plan (the “Plan”), all Trustees who were not “Interested Persons” of the Fund, within the meaning of the 1940 Act were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report      21

Notes to Financial Statements (continued)
retirement age. Trustees who had served as Trustee of the Fund or any of the investment companies associated with Citi Fund Management Inc. and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended Plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, four other Trustees received full payments under the Plan.
   Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$56,443,740

Sales	68,092,212

   At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,640,639
Gross unrealized depreciation	(2,044,450)

Net unrealized appreciation	$7,596,189

4.	Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest with par value $0.00001 per share. Transactions in shares of beneficial interest were as follows:

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

Shares sold	595,900	930,965
Shares issued on reinvestment	340,338	552,698
Shares repurchased	(1,647,216)	(850,835)

Net Increase (Decrease)	(710,978)	632,828

22     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

5.	Income Tax Information and Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2006	2005

Distributions paid from:
Ordinary income	$1,005,008	$3,349,376
Net Long-term Capital Gains	2,912,293	2,749,008

Total Distributions Paid	$3,917,301	$6,098,384

   As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed Ordinary income — net	$821,256
Undistributed long-term capital gains — net	560,692

Total undistributed earnings	$1,381,948
Other book/tax temporary differences (a)	2,937
Unrealized appreciation/(depreciation) (b)	7,596,189

Total accumulated earnings/(losses) — net	$8,981,074

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

6.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report      23

Notes to Financial Statements (continued)
affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Funds.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Legal Matters
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

24     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report

Notes to Financial Statements (continued)
   On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
   As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.
* * *
   Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
   On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.
   On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report      25

Notes to Financial Statements (continued)
Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
   Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

8.	Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and Salomon Asset Management, Inc. that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

9.	Special Shareholder Meeting and Reorganization
Shareholder approval of a merger and reorganization pursuant to which the Fund’s assets will be acquired and its liabilities assumed by Legg Mason Partners Variable Small Cap Growth Portfolio (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund was obtained at the October 2006 shareholder meetings. It is expected that the Fund will be terminated, and shares of the Acquiring Fund will be distributed to Fund shareholders on or about April 30, 2007.
   Under the reorganization, Fund shareholders will receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that as a result of the reorganization, Fund shareholders will recognize no gain or loss for Federal income tax purposes.
   Shareholders also approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portion of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes and are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information” at the end of this report.

26     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report

Report of Independent Registered Public Accounting Firm
The Board of Trustees and Shareholders
Legg Mason Partners Variable Portfolios V:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio (formerly Smith Barney Small Cap Growth Opportunities Portfolio), a series of Legg Mason Partners Variable Portfolios V (formerly Variable Annuity Portfolios), as of December 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio as of December 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
New York, New York
February 21, 2007

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio 2006 Annual Report      27

Additional Information (unaudited)
Information about Trustees and Officers
The business and affairs of the Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio (formerly known as Smith Barney Small Cap Growth Opportunities Portfolio) (the “Fund”) are managed under the direction of the Fund’s Board of Trustees of the Legg Mason Partners Variable Portfolios V (formerly known as Variable Annuity Portfolios) (“Trust”). Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Fund	Served	5 Years	Trustee	Trustee

Non-Interested Trustees:
Elliot J. Berv c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	37	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

28     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Fund	Served	5 Years	Trustee	Trustee

Donald M. Carlton** c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); Member of the Management Committee, Signature Science (research and development) (since 2000)	37	Director, Tempe- Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. technology (since 1994); former Director, Valero Energy (petroleum refining) (since 2003)

A. Benton Cocanougher c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2001); Formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); Formerly, Special Adviser to the President, Texas A&M University (2002- 2003)	37	None

Mark T. Finn c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment advisory and consulting firm) (since 1988)	37	None

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio      29

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Fund	Served	5 Years	Trustee	Trustee

Stephen Randolph Gross c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003); Formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); former Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	37	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, United Telesis, Inc. (telecommunications) (from 1997 to 2002); Formerly, Director ebank.com, Inc. (from 1997 to 2004)

Diana R. Harrington c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1993)	37	None

Susan B. Kerley c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

30     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Fund	Served	5 Years	Trustee	Trustee

Alan G. Merten c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	37	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	37	None

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio      31

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Fund	Served	5 Years	Trustee	Trustee

Interested Trustee:
R. Jay Gerken, CFA*** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason, President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc., (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	N/A

32     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Fund	Served	5 Years	Trustee	Trustee

Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002 to 2005); Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio      33

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
	Held with	Time	During Past	Overseen by	Held by
Name, Address and Birth Year	Fund	Served	5 Years	Trustee	Trustee

John Chiota Legg Mason 300 First Stamford Plaza 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti- Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Plaza 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual Funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Carlton retired as Trustee of the Trust effective December 31, 2006.

***	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

34     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

Additional Shareholder Information (unaudited)
Results of a Special Meetings of Shareholders
On October 19, 2006, a Special Meeting of Shareholders was held to approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio (the “Acquired Fund”), in exchange for shares of Legg Mason Partners Variable Small Cap Growth Portfolio (the “Acquiring Fund”) to be distributed to the shareholders of the Acquired Fund and (ii) the subsequent termination of the Acquired Fund. The following table provides the number of votes cast for, or withheld, as well as the number of abstentions for the matter voted on at the Special Meeting of Shareholders:
Agreement and Plan of Reorganization

		Authority
Item Voted On	Votes For	Withheld	Abstentions

Agreement and Plan of Reorganization	4,372,808.431	95,090.219	249,004.948

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions as to the following proposals: (1) elect Board Members, (2) Reorganize as Corresponding Series of an Existing Trust and (3) Revise Fundamental Investment Policies.
Proposal 1: Election of Board Members†

		Authority
Nominees	Votes For	Withheld	Abstentions

Paul R. Ades	4,879,729.283	233,694.882	0.000
Andrew L. Breech	4,879,729.283	233,694.882	0.000
Dwight B. Crane	4,879,729.283	233,694.882	0.000
Robert M. Frayn, Jr.	4,862,709.125	250,715.040	0.000
Frank G. Hubbard	4,879,729.283	233,694.882	0.000
Howard J. Johnson	4,879,441.786	233,982.429	0.000
David E. Maryatt	4,856,075.763	257,348.402	0.000
Jerome H. Miller	4,856,075.763	257,348.402	0.000
Ken Miller	4,862,709.125	250,715.040	0.000
John J. Murphy	4,879,729.283	233,694.882	0.000
Thomas F. Schlafly	4,879,729.283	233,694.882	0.000
Jerry A. Viscione	4,879,729.283	233,694.882	0.000
R. Jay Gerken, CFA	4,878,730.526	234,693.639	0.000

†	Board Members are elected by the shareholders of all of the series of the Company of which the Fund is a series.

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio      35

Additional Shareholder Information (unaudited)
(continued)
Proposal 2: Reorganize as Corresponding Series of an Existing Trust

		Votes
Item Voted On	Votes For	Against	Abstentions

Reorganize as Corresponding Series of an Existing Trust	4,863,317.034	149,800.316	100,306.815

Proposal 3: Revise Fundamental Investment Policies

		Votes
Items Voted On	Votes For	Against	Abstentions

Borrowing Money	4,863,317.034	149,800.316	100,306.815
Underwriting	4,863,249.263	160,789.897	89,385.005
Lending	4,870,147.697	151,051.171	92,225.297
Issuing Senior Securities	4,801,175.580	197,752.132	114,496.453
Real Estate	4,866,274.773	150,698.013	96,451.379
Commodities	4,856,049.806	160,922.980	96,451.379
Concentration	4,820,208.590	200,990.278	92,225.297
Diversification	4,806,898.178	147,747.111	158,778.876
Fundamental to Non-Fundamental	4,805,779.272	188,317.439	119,327.454

36     Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

Important Tax Information (unaudited)
The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2006:

Record Date:	12/26/2006
Payable Date:	12/27/2006

Dividends Qualifying for the Dividends Received Deduction for Corporations	16.55%

Long-Term Capital Gain Dividend	$0.604072

   Please retain this information for your records.

Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio      37

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Legg Mason Partners
Variable Small Cap
Growth Opportunities Portfolio

TRUSTEES
Elliott J. Berv Donald M. Carlton* A. Benton Cocanougher Mark T. Finn R. Jay Gerken, CFA Chairman Stephen Randolph Gross Diana R. Harrington Susan B. Kerley Alan G. Merten R. Richardson Pettit

INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC

SUBADVISER
ClearBridge Advisors, LLC

DISTRIBUTORS
Citigroup Global Markets Inc. Legg Mason Investor Services, LLC

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
PFPC Inc. 4400 Computer Drive Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, NY 10154

*	Mr. Carlton retired as Trustee of the Trust effective December 31, 2006.

This report is submitted for general information of the shareholders of Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio but it may also be used as sales literature when preceded or accompanied by a current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

© 2007 Legg Mason
Investor Services, LLC
Member NASD, SIPC

FD02697 2/07 SR07-268

Legg Mason Partners
Variable Small Cap
Growth Opportunities Portfolio

The Fund is a separate investment fund of the Legg Mason Partners Variable Portfolios V, a Massachusetts business trust.

LEGG MASON PARTNERS
VARIABLE SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Stephen Randolph Gross, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the Audit Committee’s financial expert. Mr. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $83,000 in 2005 and $89,000 in 2006.
b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Portfolios IV (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $9,900 in 2005 and $10,500 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Portfolios IV
All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Variable Portfolios IVrequiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Portfolios IV and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Variable Portfolios IV during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.
(h) Yes. Legg Mason Partners Variable Portfolios IV’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Portfolios IV or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Portfolios V

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios V

Date: March 9, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios V

Date: March 9, 2007

By:	/s/ Frances M. Guggino (Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Variable Portfolios V

Date: March 9, 2007